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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                                 AUGUST 4, 1999
                        (Date of earliest event reported)

                               MSI HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           UTAH                                    0-8164                                 87-0280886
(State or other jurisdiction of           (Commission file number)           (IRS employer identification no)
incorporation or organization)


                                 501 WALLER ST.
                               AUSTIN, TEXAS 78702
                    (Address of principal executive offices)

                                  512-476-6925
              (Registrant's telephone number, including area code)

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ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS.

1. On August 4, 1999, the Company's auditors, Brown, Graham & Company, PC, Georgetown, Texas, were dismissed as independent accountants to the Company.

2. The former accountants' reports for the fiscal years ended March 31, 1998 and March 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. The reports were modified as to uncertainty concerning the Company's ability to continue as a going concern. During the Company's two most recent fiscal years audited by Brown, Graham & Company, PC and subsequent interim periods preceding the dismissal of Brown, Graham & Company, PC, the Company had no disagreements with Brown, Graham & Company, PC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

3. The Company engaged Ernst & Young LLP as its independent auditors on August 4, 1999.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibits. {Brown, Graham & Company, PC Letterhead}


August 4, 1999

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Ladies and Gentleman:

We were previously the independent accountants for MSI Holdings, Inc. On August 4, 1999, we were dismissed as the independent accountants of MSI Holdings, Inc. We have read the statements made by MSI Holdings, Inc.'s included under Item 4 of its Form 8-K dated August 4, 1999, and we agree with such statements.


/s/ Brown, Graham & Company, PC,

Georgetown, Texas
August 4, 1999


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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MSI HOLDINGS, INC.

By: /s/ Robert Gibbs
        Robert Gibbs, President

Dated: August 6, 1999